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                                                                   Exhibit 10.18

                       SENIOR SUBORDINATED PROMISSORY NOTE

$500,000.00                                                         May 28, 2003
                                                          Owings Mills, Maryland

     FOR VALUE RECEIVED, Avatech Solutions, Inc., a Delaware corporation ("Borrower"), hereby unconditionally promises to pay to the order of W. James Hindman, a Maryland resident ("Lender"), in lawful money of the United States of America and in immediately available funds, the principal sum of $500,000.00 and any unpaid accrued interest thereon, as set forth below.

     The following is a statement of the rights of Lender under this Senior Subordinated Promissory Note (this "Note") and the conditions to which this Note is subject, and to which Lender, by the acceptance of this Note, agrees:

     1. Principal Repayment. This Note shall mature, and the entire unpaid principal balance of this Note, together with all accrued and unpaid interest, late charges and other fees hereon, shall be due and payable on July 1, 2004 (the "Maturity Date"), if not paid earlier as hereinafter provided. At any time upon prior written notice to Lender, the Borrower may prepay without penalty, in whole or in part, the principal sum, plus accrued interest to the date of payment, of this Note.

     2. Interest Rate. Borrower further promises to pay interest on the unpaid principal balance of this Note, which interest shall accrue at a simple rate of 12% per annum beginning on the date hereof. Quarterly interest payments shall be paid to Lender on or before each of September 1, 2003; and on January 2 and April 1, 2004 or on such earlier date as the entire principal amount shall become due and payable and shall be calculated on the basis of a 365-day year for the actual number of days elapsed. All principal of, and accrued and unpaid interest on, this Note shall be paid to the Lender on the Maturity Date.

     3. Place of Payment. All amounts payable hereunder shall be payable to Lender at the following address: 2322 Nicodemus Road, Westminster, Maryland 21157.

     4. Application of Payments. All payments on this Note shall first be applied to accrued interest and thereafter to the outstanding principal balance hereof.

     5. Default.

          5.1 Event of Default. The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") hereunder:

          (a) Failure to pay, when due, the principal, any interest, or any other sum payable hereunder;

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          (b) The admission by Borrower in writing of its inability to pay its debts as such debts become due, or the making by Borrower of any general assignment for the benefit of creditors;

          (c) The commencement by Borrower of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of its debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property;

          (d) The commencement of any case, proceeding, or other action against Borrower seeking to have any order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Borrower's debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of the property of Borrower, and (i) Borrower, by any act or omission, indicates its consent to, approval of, or acquiescence in such case, proceeding, or action, or (ii) such case, proceeding, or action results in the entry of an order for relief which is not fully stayed within 60 days after the entry thereof, or (iii) such case, proceeding, or action remains undismissed for a period of 60 days or more; or

          (e) Default in the performance of any obligation, covenant or agreement contained or referred to herein.

          5.2 Consequences of Default. Upon the occurrence of any Event of Default, the entire principal amount hereof, and all accrued and unpaid interest thereon, shall be accelerated, and shall be due and payable, at the option of Lender, on the fifth day after Lender provides notice of such Event of Default, provided that such Event of Default is not cured to Lender's satisfaction in that five-day period, and in addition thereto, and not in substitution therefor, Lender shall be entitled to exercise any one or more of the rights and remedies provided by applicable law. Failure to exercise said option or to pursue such other remedies shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default hereunder. Lender shall be entitled to collect all reasonable costs and expenses of collection and/or suit, including, but not limited to, reasonable attorneys' fees.

     6. Priority. All rights and priorities of the authorized holder of this Note and the indebtedness evidenced hereby shall rank in all respects (i) junior to Borrower's obligations under that certain Financing Agreement dated October 25, 2000 between The CIT Group/Business Credit, Inc. ("CIT") and Borrower as set forth in that certain subordination agreement between Lender and CIT and any successor senior lender to Borrower (ii) and senior to all other indebtedness of the Borrower, including, without limitation, amounts owed under those obligations known as the 10% Subordinated Notes. Borrower shall not incur any indebtedness outside the ordinary course of business after the date hereof without Lender's prior written consent.

     7. IF ANY OF THE PAYMENTS OF PRINCIPAL AND/OR INTEREST ON THIS NOTE HAVE NOT BEEN PAID ON OR BEFORE THE DATE ON WHICH THE SAME ARE

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DUE AND PAYABLE (EXCEPT WITH RESPECT TO THE PERMISSIBLE SUSPENSION OF INTEREST
PAYMENTS DESCRIBED HEREIN), WHETHER AS ORIGINALLY SCHEDULED, BY ACCELERATION, OR OTHERWISE, AND SUCH FAILURE TO PAY SHALL CONTINUE FOR TEN (10) DAYS AFTER WRITTEN NOTICE THEREOF, OR ANY OTHER DEFAULT OCCURS HEREUNDER, THE BORROWER DOES HEREBY AUTHORIZE AND EMPOWER THE CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD HAVING JURISDICTION (INCLUDING FEDERAL COURT, IF APPROPRIATE JURISDICTION EXISTS) TO APPEAR FOR THE BORROWER BEFORE ANY SUCH COURT AND CONFESS JUDGMENT IN FAVOR OF THE LENDER AGAINST THE BORROWER FOR THE UNPAID PRINCIPAL BALANCE OF THIS NOTE, TOGETHER WITH ALL ACCRUED AND UNPAID INTEREST THEREON INCLUDING LATE CHARGES, AND TOGETHER WITH ALL COSTS OF SUIT AND ACTUAL ATTORNEYS' FEES INCURRED AT STANDARD HOURLY RATES.

     8. Waiver; Amendment. No delay or omission on the part of the Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The Borrower hereby waives demand, presentment and protest and notices thereof as well as notice of non-payment. The provisions of this Note may be amended with the written consent of Borrower and Lender. The obligations of Borrower and the rights of Lender under this agreement may be waived by written notice delivered to Borrower.

     9. Expenses. The Borrower agrees to pay on demand all costs and expenses, including, without limitation, reasonable attorney's fees, incurred by the Lender in connection with this Note. In addition, the Borrower agrees to pay on demand all costs and expenses, including, without limitation, reasonable attorney's fees, incurred by the Lender in endeavoring to enforce the rights of the Lender hereunder.

     10. Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     11. Assignment. This Note shall inure to the benefit of and be enforceable by Lender's successors and authorized assigns, and shall be binding and enforceable against Borrower's successors and assigns.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

     WITNESS/ATTEST:                          BORROWER:
                                              Avatech Solutions, Inc.


                                              By:
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